SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 27, 2001


                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Missouri                  1-12619             43-1766315
        (State or other          (Commission          (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
        Incorporation)

           800 Market Street, Suite 2900
                St. Louis, MO                              63101
           (Address of principal                         (Zip Code)
             executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)


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Item 5.  Other  Events.

In a press release dated September 27, 2001, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant named two new corporate officers.


Item 7.  Exhibits.

Exhibit  99.1   Press  Release  dated  September  27,  2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:  September 28, 2001              By: /S/  T. G. Granneman
                                       -----------------------------------
                                       T. G. Granneman
                                       Duly Authorized Signatory and
                                       Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------


Exhibit  99.1     Press  Release  dated  September  27,  2001


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